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                                                                    Exhibit 23.4



                        CONSENT OF SPECIAL TAX COUNSEL



Farmland Industries, Inc.:


We consent to the references to our firm in the Prospectus (or in any document incorporated by reference in the Prospectus) filed as part of this Registration Statement.


                                         BRYAN CAVE



August 10, 1995